Exhibit 99.5

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Westfield Financial, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Westfield Financial, Inc.’s common stock issuable in connection with the merger of Chicopee Bancorp, Inc. with and into Westfield Financial, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Westfield Financial, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

June 24, 2016	/s/ Gary G. Fitzgerald
Name: Gary G. Fitzgerald

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Westfield Financial, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Westfield Financial, Inc.’s common stock issuable in connection with the merger of Chicopee Bancorp, Inc. with and into Westfield Financial, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Westfield Financial, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

June 24, 2016	/s/ William D. Masse
Name: William D. Masse

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Westfield Financial, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Westfield Financial, Inc.’s common stock issuable in connection with the merger of Chicopee Bancorp, Inc. with and into Westfield Financial, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Westfield Financial, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

June 24, 2016	/s/ Gregg F. Orlen
Name: Gregg F. Orlen

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Westfield Financial, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Westfield Financial, Inc.’s common stock issuable in connection with the merger of Chicopee Bancorp, Inc. with and into Westfield Financial, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Westfield Financial, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

June 24, 2016	/s/ Paul C. Picknelly
Name: Paul C. Picknelly

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Westfield Financial, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Westfield Financial, Inc.’s common stock issuable in connection with the merger of Chicopee Bancorp, Inc. with and into Westfield Financial, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Westfield Financial, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

June 24, 2016	/s/ William J. Wagner
Name: William J. Wagner